НАУЧНО–ТЕХНИЧЕСКОЙ ПРОДУКЦИИ

Г. ТБИЛИСИ 21 апреля 2000

Общество с ограниченной ответственностью "РИАКС", юридический адрес Россия, город Санкт-Петербург, Васильевский Остров, 3 линия, д.6-а, именуемое в дальнейшем "ЗАКАЗЧИК", в лице Генерального Директора Оралбекова Бахытжана Умарбек-Улы, действующего на основании Устава Общества, с одной стороны и химический факультет Тбилисского Государственного Университета им.И.Джавахишвили , юридический адрес: Грузия, город Тбилиси, пр. И.Чавчавадзе 3, именуемый в дальнейшем "ИСПОЛНИТЕЛЬ" в лице группы "Гидридные комплексы переходных металлов" (в состав группы включены: 1) Коридзе А.А. науч.рук., д.х.н., проф; 2) Мачарашвили А.А., зам.,науч.рук.,к.х.н.;с.н.с; 3) Чедия Р.В.,в.н.с.,к.х.н.; 4) Сидамонидзе Г.Ш., в.инж.,к.х.н.), при химическом факультете ТГУ (декан Сидамонидзе Шота Иосифович) , действующего на основании Устава Университета, с другой стороны, заключили настоящий Договор о нижеследующем :

1. Предмет Договора

Исполнитель обязуется провести НИР (научно–исследовательские работы) с целью получения гидридных комплексов переходных металлов – катализаторов активации углеводородов.

1.2 Научные, технические, экономические, временные и другие требования к научно–технической продукции отражены в следующих документах:

А) тематический (научно–технический) план проведения НИР

Б) календарный план работ

1.3 Пункты А и Б статьи 1.2 настоящего Договора определяет, подписывает и изменяет научный руководитель НИР, доктор химических наук, профессор Коридзе А.А.

2. Цена Договора

Цена договора составляет USD 4000 (четере тысячи долларов США) и включает в себя проведение НИР до конечного продукта, передачу его Заказчику и любые другие расходы связанные с выполнением данного Договора. По отдельным сметам научного руководителя возможно увеличение цены договора (на проведение НИР в других научно–исследовательских заведениях, закуп реагентов и т.п.) при согласовании с Заказчиком.

3. Условия платежа

Оплата по настоящему Договору производится поэтапно, с авансовым платежом
В USD 1000 (одну тысячу долларов США), согласно календарному Плану НИР.
В случае предоставления Научным Руководителем отдельных смет, последние могут быть оплачены Заказчиком напрямую (закупка реагентов, оплата смежных работ и т.п.)

4. Срок действия Договора

Настоящий Договор вступает в силу с 21 апреля 2000 года и действует до момента завершения НИР, но не далее чем апрель 2005 года.

5. Ответственность сторон

5.1 За нарушение сторонами сроков исполнения обязательств настоящего Договора виновная сторона уплачивает 10% от цены Договора (но не более 500 долларов США) что не освобождает стороны от исполнения обязательств по Договору.
5.2 Заказчик обязуется совершить авансовый платеж в сумме 1000 (одна тысяча) долларов США в течении 20 дней с момента подписания Научным Руководителем
а) тематического (научно-технического) плана проведения НИР
б) календарного плана работ

5.3 Исполнитель обязуется хранить в строгой конфиденциальности:
а) начальные, текущие и конечные результаты проведения НИР
б) всю документацию, связанную с осуществлением НИР, включая настоящий Договор и приложения к нему
в) ни под каким предлогом или причинам не передавать третьим Сторонам ни Результатов проводимых НИР, ни какой-либо иной информации в любом виде (письменном, устном, в виде публикаций, заявок на патент, диссертации, в форме химических соединений и т.д.)
5.4 Исполнитель, по согласованию с Научным Руководителем, предоставляет необходимые помещения, либо оборудование для проведения НИР на условиях аренды либо других, оговариваемых условиях.

6. Особые условия

финансовые результаты, а также любая прочая собственность в ... (идеи, патенты, заявки, изобретения, новые химические соединения и любые их производные, формулы и схемы синтеза) , полученные в ходе исполнения настоящего Договора будет немедленно, безусловно, неукоснительно и бесспорно принадлежать Заказчику, вне зависимости на каком этапе или в какой форме или виде будут получены эти результаты (собственность).

6.2 Пункт 6.1 действует также в отношении всех смежных работ, проводимых при финансовом, либо организационном, либо интеллектуальном или любом другом участии Заказчика, Исполнителя, Научного Руководителя, вне зависимости от формы и вида участия третьих сторон (письменные или устные договоренности, сотрудничество в проведение опытов, консультации, краткосрочные либо долгосрочные эксперименты, аренда оборудования, помещений либо услуг и т.п.)

6.3 Все смежные подрядчики (стороны) (НИИ, университеты, лаборатории, компании, частные лица и т.п.) могущие принять или принимающие участие в НИР, заранее и в обязательном порядке предупреждаются Заказчиком и/или Исполнителем, и/или Научным Руководителем, предпочтительно в письменной форме, об исключительном праве Заказчика на всю получаемую интеллектуальную и иную собственность, получаемую в результате любого участия смежных сторон в НИР настоящего Договора.

6.4 Сам факт участия третьих (смежных) сторон в проведении НИР по настоящему Договору будет означать их безусловное Согласие со всеми пунктами статьи 6 настоящего Договора.

6.5 Исполнитель обязуется принимать все необходимые меры для выполнения Пунктов статьи 6 настоящего Договора, и своевременно совершать все действия (подписание и передача необходимых документов, веществ и образцов и т.п.) связанных с осуществлением Права Заказчика на получаемые (полученные) результаты.

6.6 Настоящим Договором Исполнитель передает Заказчику полное и безотзывное Право владения , распоряжения на как уже существующие, так и будущие результаты (интеллектуальную собственность) НИР согласно тематике настоящего Договора.

6.7 Исполнитель обязан приостановить проведение НИР, поставив в известность Заказчика в трехдневный срок, если в процессе выполнения работ выясняется неизбежность получения отрицательного результата. В этом случае Заказчик и Исполнитель в десятидневный срок рассматривают вопрос о целесообразности и направлениях продолжения работ.

В случае принятия решения о не продолжении НИР, все полученные результаты передаются и остаются в собственности Заказчика.

7. Порядок разрешения споров.

7.1 Все споры или разногласия, возникающие между сторонами по настоящему Договору или в связи с ним, разрешаются путем переговоров между сторонами.

7.2 В случае невозможности разрешения разногласий путем переговоров они подлежат рассмотрению в Арбитражном суде города Стокгольм, Швеция.

8. Порядок изменения и Дополнения договора.

8.1 Любые изменения и дополнения к настоящему Договору имеют силу только в том случае, если они оформлены в письменном виде и подписаны обеими сторонами.
8.2 Досрочное расторжение Договора возможно с письменного согласия обеих сторон.

9. Юридические адреса Сторон

Заказчик

Россия, город Санкт-Петербург,
Васильевский Остров, 3 линия, д.6-а

Общество с ограниченной ответственностью "РИАКС" Санкт-Петербург

Исполнитель

Ректор по научной части
проф. А Хелашвили
7.08.00

IVANE JAVAKHISHVILI TBILISI STATE UNIVERSITY * 204864548 *

Счёт № 712070019. ТГУ им. Джавахишвили
код. 220101757.
идент. счёт 204864548.
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